           BACKUP SERVICER AGREEMENT
           ------------------------------------------------------------------

           Perpetual Trustees Victoria Ltd (PERPETUAL)
           Zurich Capital Markets Australia Structured Finance Pty Ltd (ZCMA) Interstar Securities (Australia) Pty Ltd (INTERSTAR)







                                      MINTERELLISON
                                      ------------------------------------------
                                                                  L A W Y E R S

                                      RIALTO TOWERS, 525 COLLINS STREET,
                                      MELBOURNE  VIC  3000, DX 204 MELBOURNE
                                      TEL: +61 3 8608 2000 FAX: +61 3 8608 1000
                                      www.minterellison.com

BACKUP SERVICER AGREEMENT

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DETAILS                                                                      3

AGREED TERMS                                                                 4

1.  DEFINED TERMS & INTERPRETATION                                           4

2.  APPOINTMENT OF ZCMA                                                      7

3.  ZCMA TO OBSERVE PROVISIONS                                               8

4.  INTERSTAR AND PERPETUAL TO PROVIDE ACCOUNTS ETC TO ZCMA                  8

5.  RETIREMENT OF ZCMA                                                       9

6.  REMOVAL OF ZCMA AS MANAGER                                               9

7.  INFORMATION ETC TO BE PROVIDED TO ZCMA PRIOR TO DATE OF APPOINTMENT      9

8.  BACKUP SERVICER STANDBY FEE                                              9

9.  BACKUP SERVICER FEE                                                     10

10. TERMINATION OF THIS AGREEMENT                                           10

11. POWER OF ATTORNEY                                                       10

12. NOTICES                                                                 10

13. CONFIDENTIALITY                                                         11

14. SEVERABILITY                                                            12

15. AMENDMENT TO THIS AGREEMENT                                             12

16. APPROPRIATE LAW                                                         12

17. MISCELLANEOUS                                                           12

18. PERPETUAL'S LIMITATION OF LIABILITY                                     12

SIGNING PAGE                                                                14



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                                              Backup Servicer Agreement | page 2


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DETAILS
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DATE

PARTIES

Name                  PERPETUAL TRUSTEES VICTORIA LTD ACN 004 027 258
Short form name       PERPETUAL
Notice details        Level 47 9 Castlereagh Street, Sydney
                      Facsimile (02) 9229 9009
                      Attention: Securitisation National Manager


Name                  ZURICH CAPITAL MARKETS AUSTRALIA STRUCTURED FINANCE
                      PTY LTD ACN 095 300 500
Short form name       ZCMA
Notice details        Level 47, 2 Park Street, Sydney, New South Wales
                      Facsimile (02) 9033 3263
                      Attention: Managing Director, Structured Finance and
                      Senior Financial Officer


Name                  INTERSTAR SECURITIES (AUSTRALIA) PTY LTD ACN 087 271 109
Short form name       INTERSTAR
Notice details        Level 28, 367 Collins Street, Melbourne
                      Facsimile (03) 9621 2368
                      Attention: The Managing Director



BACKGROUND

A   Perpetual is the trustee of each Trust.

B Perpetual, KPMG and Interstar have previously entered into the KPMG Backup Servicer Agreement.

C The parties have agreed that, if Perpetual is entitled to remove Interstar as Manager or Servicer in respect of a Trust, it shall (subject to this agreement) appoint ZCMA as a replacement in lieu of KPMG under the KPMG Backup Servicer Agreement.



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AGREED TERMS
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1.       DEFINED TERMS & INTERPRETATION

1.1      DEFINED TERMS
         In this document the following definitions apply unless there is something in the subject or context inconsistent therewith:

         APPROVED CREDIT RATING AGENCY means each credit rating agency which has issued a credit rating in relation to a Mortgage Backed Security.

         BACKUP SERVICER FEE means the fee payable to ZCMA during the period of appointment in relation to a Trust and being:

         (a) such fee as agreed upon between ZCMA and Interstar from time to time and notified by Interstar to Perpetual provided that, in no case, shall such fee exceed the Manager's Fee which would otherwise be payable in relation to that trust during the period of appointment; or

         (b) if no fee is agreed upon as referred to in paragraph (a) - the Manager's Fee payable in relation to that Trust during a period of appointment.

         BACKUP SERVICER STANDBY FEE means:

         (a)     A$1.00 per annum; or

         (b) such other fee as agreed upon from time to time between ZCMA and Interstar and notified by Interstar to Perpetual.

         BUSINESS DAY means any day, other than a Saturday, Sunday or public holiday in Victoria or New South Wales, on which Banks are open for business in both Melbourne and Sydney.

         DATE OF APPOINTMENT means, in respect of a Trust, the date upon which Perpetual appoints ZCMA as Manager or Servicer in respect of that Trust under this agreement.

         DISTRIBUTION DATE means, in relation to a Trust, any 'Distribution Date' or 'Payment Date' (as defined in the Trust Deed establishing that Trust) or other date on which income of that trust is required to be distributed.

         FUTURE TRUST means any trust or arrangement which:

         (a) establishes a mortgage backed securities program in respect of which Perpetual is the trustee or custodian and Interstar is the Manager; and

        (b) Perpetual, Interstar and ZCMA declare in writing to be a 'Future Trust' for the purposes of this agreement.

         INSOLVENCY EVENT in relation to ZCMA means the happening of any of the following events:

         (a)     an administrator of ZCMA is appointed;

         (b) except for the purpose of a solvent reconstruction or amalgamation:

                 (i) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application to a court or other steps (other than frivolous or vexatious applications, proceedings, notices and steps) are taken for:


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                                              Backup Servicer Agreement | page 4


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                         (A)  the winding up, dissolution or administration of
                              ZCMA; or

                         (B) ZCMA entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them; or

                 (ii) ZCMA ceases, suspends or threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets; or

         (c) ZCMA is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts);

         (d) a receiver, receiver and manager or administrator is appointed (by ZCMA or by any other person) to all or substantially all of the assets and undertaking of ZCMA or any part thereof; or

         (e) anything analogous to an event referred to in paragraphs (a) to (d) (inclusive) or having substantially similar effect, occurs with respect to ZCMA.

         INTERSTAR RD25 MASTER TRUST means the Trust as established under the Interstar RD25 Master Trust Deed.

         INTERSTAR RD25 MASTER TRUST DEED means the Deed dated 19 June 1997 made between Perpetual and ISS.

         INVESTMENT MANAGEMENT AGREEMENT means:

         (a) in relation to the Interstar RD25 Master Trust, the Investment Management Agreement dated 19 June 1997 between Interstar and Perpetual;

         (b) in relation to any Millennium Trust, the Investment Management Agreement dated 3 December 1999 between Interstar and Perpetual; and

         (c) in relation to a Future Trust, any agreement which Perpetual, Interstar and ZCMA agree in writing to be an 'Investment Management Agreement' for the purposes of this agreement.

         KPMG means KPMG Corporate Finance (Aust) Pty Ltd.

         KPMG BACKUP SERVICER AGREEMENT means the Agreement dated 19 May 1999 made between Perpetual, Interstar Securities Pty Ltd, KPMG and Interstar.

         MANAGER means 'the Manager' or 'Trust Manager' for the time being under a Trust Deed (as each such term is defined in the relevant Trust Deed).

         MANAGER'S FEE means, in relation to a Trust:

         (a) the 'Manager's Fee' or 'Trust Manager's Fee' which is payable from time to time under the Trust Deed establishing that Trust; and

         (b) any distribution on any 'Residual Income Unit' (as defined in the relevant Trust Deed), or other beneficial interest in any income, of that Trust.

         MILLENNIUM TRUST means any trust constituted under or on the terms of the Millennium Trust Deed and agreed by ZCMA and Interstar to be a 'Millennium Trust' for the purposes of this agreement, and includes:

         (a)      the Millennium Series 1999-1 Trust;

         (b)      the Millennium Series 2000-1 Trust;

         (c)      the Millennium Series 2000-2 Trust;


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                                              Backup Servicer Agreement | page 5


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         (d)      the Millennium Series 2000-3E Trust;

         (e)      the Millennium Series 2000-4P Trust;

         (f)      the Millennium Series 2000-5 Trust;

         (g)      the Millennium Series 2001-1C Trust;

         (h)      the Millennium Series 2001-2 Trust;

         (i)      the Millennium Series 2001-3 Trust; and

         (j)      each Warehouse Trust.

         MILLENNIUM TRUST DEED means the Master Trust Deed dated 2 December 1999 between Interstar and Perpetual.

         MORTGAGE BACKED SECURITY means any unit, note or other security or financial instrument which has been issued or provided under any Trust Deed.

         NOTE means any 'Note' as defined in the Millennium Trust Deed.

         NOTICE OF CREATION OF TRUST means each Notice of Creation of Trust (as defined in the Millennium Trust Deed) creating a Millennium Trust.

         PERIOD OF APPOINTMENT means, in respect of ZCMA's appointment as Servicer or Manager for a Trust, the period commencing on and including the relevant Date of Appointment in respect of that appointment for that Trust and expiring on and including the date upon which ZCMA is removed or retires as the Manager or Servicer (as the case may be) of that Trust, or this agreement is terminated under clause 10.

         PERSON includes a company, a body corporate, firm or body of persons.

         SERVICER means, in relation to a Trust, the person appointed under the Investment Management Agreement for that Trust to act as servicer (however so called) in relation to assets of that Trust.

         SERIES NOTICE means each Series Notice (as defined in the Millennium Trust Deed) relating to a Millennium Trust.

         SERVICING FEE means, in relation to a Trust, any servicing fee payable to the Servicer for that Trust under the relevant Investment Management Agreement.

         SERVICER means, in relation to a Trust, the person appointed under the Investment Management Agreement for that Trust to act as servicer (however called) in relation to assets of that Trust.

         TRUST means any of the following:

         (a)      the Interstar RD25 Master Trust;

         (b)      the Millennium Trusts; or

         (c)      a Future Trust.

         TRUST DEED means any of the following:

         (a)      the Interstar RD25 Master Trust Deed;

         (b)      the Millennium Trust Deed;

         (c)      a Notice of Creation of Trust; or

         (d)      the deed or agreement establishing a Future Trust.

         WAREHOUSE TRUST means any trust or arrangement which Perpetual, Interstar and ZCMA declare in writing to be a 'Warehouse Trust' for the purposes of this agreement.


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                                              Backup Servicer Agreement | page 6


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1.2      Words importing the singular number include the plural and vice versa.

1.3 The masculine gender includes the feminine and neuter genders and the neuter gender includes masculine and feminine genders.

1.4 The headings of this agreement shall not affect the construction thereof.


2.       APPOINTMENT OF ZCMA

2.1 The parties agree that if Interstar retires or is removed as Manager or Servicer or both of a Trust, Perpetual must (subject to clause 2.5) promptly notify ZCMA of that retirement or removal and offer that appointment to ZCMA.

2.2 If ZCMA receives a notice under clause 2.1, it must within 5 Business Days of receipt of that notice advise Perpetual whether:

         (a)      it accepts that appointment; or

         (b)      it does not accept that appointment,

         as Manager, Servicer or both (as the case may be) in respect of the relevant Trust. If a notice under clause 2.1 relates to the removal of Interstar as both Manager and Servicer of a Trust, ZCMA may accept appointment as either or both Manager and Servicer of that Trust, in its absolute discretion. ZCMA is not obliged to accept an appointment offered to it by Perpetual under clause 2.1.

2.3 If ZCMA advises Perpetual under clause 2.2(b) that it does not accept appointment as Manager and/or Servicer in respect of the relevant Trust, Perpetual may (subject to the relevant Trust Deed and other documents relating to the relevant Trust) appoint any other person as Manager and/or Servicer in respect of the relevant Trust (including KPMG under the KPMG Backup Servicer Agreement).

2.4 If ZCMA advises Perpetual under clause 2.2(a) that it accepts appointment as Manager and/or Servicer in respect of the relevant Trust, then ZCMA will act as the Manager and/or Servicer (as the case may be) of that Trust for the period from the Date of Appointment for that Trust until the date upon which ZCMA retires or is removed as the Manager and/or Servicer (as the case may be) in accordance with this agreement.

2.5 Perpetual must not appoint ZCMA as the new Manager and/or Servicer of a Trust unless:

         (a) where that Trust has an Approved Credit Rating Agency, each such Approved Credit Rating Agency has confirmed in writing to Perpetual that such appointment will not have an adverse effect upon the credit rating issued by that Approved Credit Rating Agency in relation to any Mortgage Backed Securities issued by that Trust; or

         (b) where that Trust is a Warehouse Trust, the appointment would not cause an event of default or acceleration or termination event (however called) under or in relation to any relevant financial accommodation (actual or contingent) provided to the Trustee as trustee of that Trust;

         (c) in the case of an appointment of ZCMA as Manager, Perpetual is of the opinion that:

                 (i) the appointment of ZCMA as Manager will not materially prejudice the interests of the holders of Mortgage Backed Securities issued by that Trust; and

                 (ii)     ZCMA is a suitably qualified party to act as Manager.


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2.6      Notwithstanding the Trust Deed, Series Notice or Investment Management
         Agreement for a Trust, if ZCMA is appointed as Manager or Servicer of that Trust, ZCMA may delegate all or any of its obligations as Manager or Servicer (as the case may be) to any person, provided that ZCMA will remain liable for the acts and omissions of such delegates.

2.7 In consideration of Perpetual entering into this agreement, ZCMA agrees to pay Perpetual a once only fee of $200.


3.       ZCMA TO OBSERVE PROVISIONS

3.1      Upon the appointment of ZCMA as:

         (a) Manager of a Trust, ZCMA shall be bound by and observe and administer the rights, obligations and discretions conferred on the Manager under the Trust Deed and, if relevant, the Series Notice for that Trust as if ZCMA was named in that Trust Deed and, if relevant, Series Notice as the original Manager and was a party to that Trust Deed and, if relevant, Series Notice in lieu of Interstar; or

         (b) Servicer of a Trust, ZCMA shall be bound by and observe and administer the rights, obligations and discretions conferred on the Servicer under any Investment Management Agreement relating to that Trust as if ZCMA was named in that Investment Management Agreement as the original Servicer and was a party to that Investment Management Agreement in lieu of Interstar.

3.2      In the case of the appointment of ZCMA as:

         (a)      Manager under:

                  (i) the Interstar RD25 Master Trust, ZCMA shall execute any deed as required under clause 24(7) of the Interstar RD25 Master Trust Deed; and

                  (ii) the Millennium Trusts, ZCMA shall execute any deed as required under clause 19.8 of the Millennium Trust Deed; or

         (b) Servicer for a Trust, ZCMA shall execute any deed or agreement required under the relevant Investment Management Agreement to effect that appointment,

         in each case at Interstar's cost or, failing payment by Interstar, at the Trustee's cost (in its capacity as trustee of the relevant Trust, and not in its personal capacity).


4.       INTERSTAR AND PERPETUAL TO PROVIDE ACCOUNTS ETC TO ZCMA

         Upon the appointment of ZCMA as Manager and/or Servicer of a Trust:

         (a) Interstar shall immediately provide to ZCMA all accounts, books, documents, records or other property whatsoever relating to that Trust which are in Interstar's possession or control and ZCMA shall be authorised to enter upon the premises of Interstar for the purpose of inspecting or collecting such accounts, books, documents or records and other property; and

         (b) Perpetual shall promptly arrange for the preparation of and provide to ZCMA such accounts or information in relation to that Trust as reasonably required by ZCMA which are in possession or control of Perpetual to enable ZCMA to fulfil its duties, obligations and discretions as Manager and/or Servicer (as the case may be) of that Trust.


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5.       RETIREMENT OF ZCMA

         ZCMA may retire as Manager and/or Servicer of a Trust at any time in accordance with the relevant Trust Deed, Series Notice or Investment Management Agreement for that Trust (as the case may be).


6.       REMOVAL OF ZCMA AS MANAGER

         The Trustee may only remove ZCMA as Manager of a Trust in accordance with those provisions of the Trust Deed or that Trust which entitle Perpetual to remove a Manager.


7.       INFORMATION ETC TO BE PROVIDED TO ZCMA PRIOR TO DATE OF APPOINTMENT

         Prior to the Date of Appointment in respect of a Trust, Interstar shall:

         (a) promptly provide to ZCMA all information (including copies of all books, records and accounts) in relation to that Trust as reasonably required by ZCMA from time to time to assist ZCMA in becoming or remaining familiar with the systems, procedures and management of that Trust;

         (b) upon reasonable notice, make all senior management staff of Interstar available for interview by ZCMA on matters associated with systems, procedures and management of that Trust; and

         (c) include ZCMA or an officer of ZCMA as an authorised signatory to obtain access to any safety deposit facility of Interstar in which backup computer data files in relation to that Trust are stored.


8.       BACKUP SERVICER STANDBY FEE

8.1 In consideration of ZCMA agreeing to make itself available to act as Manager and/or Servicer of each Trust, Interstar shall, during the period prior to the Date of Appointment in relation to a Trust, pay to ZCMA the Backup Servicer Standby Fee applicable for that Trust.

8.2 The Backup Servicer Standby Fee shall be due and payable by Interstar to ZCMA on 31 December in each year or at such other times as agreed upon from time to time between Interstar and ZCMA and notified to Perpetual.

8.3 In the event of Interstar failing to pay to ZCMA a Backup Servicer Standby Fee for a Trust on the due date for payment then, subject to ZCMA giving written notice to Perpetual:

         (a) that the Backup Servicer Standby Fee has not been paid on the due date; and

         (b)      of the amount of the outstanding Backup Servicer Standby Fee,

         Perpetual shall deduct such outstanding amount from the next Manager's Fee otherwise payable to Interstar in respect of that Trust and pay that outstanding amount to ZCMA.

8.4 In the event of ZCMA having been appointed as Manager and/or Servicer to only one or more (but not all) of the Trusts then ZCMA shall still be entitled to receive a Backup Servicer Standby Fee in relation to the Trust or Trusts in respect of which ZCMA has not yet been appointed as a Manager (as the case may be).


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9.       BACKUP SERVICER FEE

         In consideration of ZCMA acting as:

         (a) Manager of a Trust during the Period of Appointment in respect of that Trust, Perpetual shall, on each Distribution Date for that Trust, pay the amount of the Backup Servicer Fee then payable to ZCMA in respect of that Trust by way of deducting that amount from the Manager's Fee payable on that Distribution Date; and

         (b) Servicer of a Trust, Perpetual shall pay the Servicer Fee for that Trust to ZCMA.


10.      TERMINATION OF THIS AGREEMENT

         (a) This agreement may be terminated at any time prior to the Date of Appointment for any Trust by ZCMA giving written notice to that effect to Interstar and Perpetual.

         (b)     On termination of this agreement:

                 (i) Interstar shall pay any outstanding Backup Servicer Standby Fee to ZCMA for the period until the date of termination; and

                 (ii) on the date of termination, ZCMA shall return to Perpetual and Interstar all books, records, accounts and other information of whatever nature held by ZCMA in relation to the Trust.


11.      POWER OF ATTORNEY

11.1 For the purposes of enabling ZCMA more readily to exercise its rights and powers under this agreement, Interstar hereby appoints ZCMA and each Director and Secretary of ZCMA severally as and to be the true and lawful attorney of Interstar and on Interstar's behalf and in Interstar's name or otherwise to:

         (a)      execute all such documents; and

         (b)      do all such acts and things,

         as Interstar may be bound hereunder to so execute or do or as may be expedient or required by ZCMA for the full exercise of all or any of the rights or remedies of ZCMA under this agreement or for achieving the objective set out in this agreement or for carrying into effect, completing or facilitating anything done or proposed to be done by the said attorney hereunder.

11.2 Interstar hereby ratifies and confirms and agrees to ratify and confirm whatsoever the said attorney may so execute or do.

11.3 Until this agreement is terminated, the powers conferred by this clause shall be irrevocable.


12.      NOTICES

12.1 All notices or other communications required to be given or served upon any party hereunder ('Recipient') shall, subject as hereinafter provided, be in writing and delivered, transmitted by facsimile or sent by registered or certified mail to the following addresses:


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                                             Backup Servicer Agreement | page 10


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         (a)      if to Perpetual to it at:

                         Attention:  Securitisation National  Manager

                                     Perpetual Trustees Victoria Ltd

                         Address:    Level 7, 9 Castlereagh StreetSydney  2000

                         Facsimile:  (02) 9229 9009

         (b)      if to Interstar to it at:

                         Attention:  The Managing Director
                                     Interstar Securities (Australia) Pty Ltd

                         Address:    Level 28, 367 Collins Street, Melbourne
                                     3000

                         Facsimile:  (03) 9621 2368

         (c)      if to ZCMA to it at:

                         Attention:  Managing Director, Structured Finance and
                                     Senior Financial Officer

                                     Zurich Capital Markets Australia Structured
                                     Finance Pty Ltd

                         Address:    Level 47, 2 Park Street, Sydney, New South
                                     Wales

                         Facsimile: (02) 9033 3263

         or at such other address or facsimile number or marked for the attention of such other person as may from time to time be notified in writing by one party to the other.

12.2 Notices given by facsimile shall be deemed to have been served if the transmission report states that it was sent in full and without error to the facsimile number of the recipient. Any notice forwarded by mail shall only be deemed to have been validly given upon the actual receipt of that notice by the Recipient.


13.      CONFIDENTIALITY

         ZCMA agrees for itself, its servants and agents (including its legal representatives) that the terms and substance of this agreement and all matters associated with and relating to this agreement and the Trust shall be confidential and not be disclosed to any other Person under any circumstances whatsoever without the written consent of Interstar first had and obtained save for such disclosure:

         (a) as may be required by law or any administrative guideline, directive, request or policy whether or not having the force of law, and the observance of which is in accordance with the practice of responsible persons similarly situated;

         (b) to the legal counsel, auditors, accountants and other professional advisers of ZCMA;

         (c)     to the Australian Taxation Office;

         (d) in any legal proceedings arising out of or in connection with this agreement; and

         (e) if the information is generally and publicly available, otherwise than as a result of a failure to observe obligations under this clause 13.


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14.      SEVERABILITY

         If any provision or provisions of this agreement are held to be invalid, illegal or unenforceable for any reason whatsoever including, without limitation, any breach or infringement of the Trade Practices Act 1974 as amended, then such provision, provisions or part thereof as is invalid, illegal or unenforceable shall be severed but the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby and this agreement shall be construed without reference to such severed parts or provisions.


15.      AMENDMENT TO THIS AGREEMENT

         Perpetual, Interstar and ZCMA may, by an agreement in writing supplemental hereto and with the written consent of each Approved Credit Rating Agency, amend, vary or add to this agreement.


16.      APPROPRIATE LAW

         This agreement shall be construed in accordance with and governed by the law of the State of Victoria and the parties hereto submit to the jurisdiction of the Victorian Courts including all courts of appeal therefrom.


17.      MISCELLANEOUS

17.1 Each party hereby undertakes to sign and execute and do and perform all such other documents, instruments, writings, acts, matters and things as may be necessary or desirable to give effect to this agreement.

17.2 No waiver by any party of any default or strict or literal performance of or compliance with any provision or requirement herein contained shall be deemed to be a waiver of strict and literal performance of and compliance with any other provisions, term, condition or requirement herein contained nor to be a waiver of or in any manner a release of any party from strict compliance with any provision, term or requirement in the future. Nor shall any delay or omission of any party to exercise any right hereunder in any matter impair the exercise of any right accruing to it thereafter.

17.3 Nothing herein contained shall be deemed or construed by the parties hereto or by any other persons creating the relationship of partnership or of principal and agent.

17.4 None of the terms and conditions or any act, matter or thing done under or by virtue of or in connection with this agreement shall operate as a merger of any of the rights and remedies of the parties in or under this agreement but such rights and remedies shall, at all times, continue in full force an effect.


18.      PERPETUAL'S LIMITATION OF LIABILITY

         (a) Perpetual enters into this agreement only in its capacity as trustee of each Trust and in no other capacity. A liability arising under or in connection with this agreement is limited to and can be enforced against Perpetual only to the extent to which it can be satisfied out of property of the relevant Trust out of which Perpetual is actually indemnified for the liability. This limitation of Perpetual's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of Perpetual in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.


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                                             Backup Servicer Agreement | page 12


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         (b)     The parties, other than Perpetual, may not sue Perpetual in any capacity other than as trustee of the relevant Trust, including seek the appointment of a receiver (except in relation to property of the Trust) a liquidator, an administrator or any similar person to Perpetual or prove in any liquidation, administration or arrangement of or affecting Perpetual (except in relation to property of the Trust).

         (c) The provisions of this clause 18 shall not apply to any obligation or liability of Perpetual to the extent that it is not satisfied because, under the trust deeds establishing the Trusts or by operation of law, there is a reduction in the extent of Perpetual's indemnification out of the assets of the Trusts as a result of Perpetual's fraud, negligence or breach of trust. For these purposes, it is agreed that Perpetual cannot be regarded as being fraudulent, negligent or in breach of trust to the extent to which any failure by Perpetual to satisfy its obligations under this agreement has been caused or contributed to by a failure by the Manager or any other person to fulfil its obligations in relation to the Trusts or any other act or omission of that Manager or any other person.






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                                             Backup Servicer Agreement | page 13

SIGNING PAGE
--------------------------------------------------------------------------------

EXECUTED as an agreement





Signed in my presence of and on behalf of PERPETUAL        )
TRUSTEES VICTORIA LTD by its Attorneys                     )
                                                           )
                                                           )
and                                                        )
                                                           )
                                                           )
who are personally known to me and each of whom declares   )
that he/she has been duly appointed by the Board of        )
Directors of that company as an Attorney of the company    )
for the purposes of the Power of Attorney                  )
dated                                                      )
and he/she has no notice of revocation of his/her powers   )
thereunder                                                 )
                                                           )


------------------------------------
Signature of Witness                      --------------------------------------
                                          Signature of Attorney


------------------------------------
Full name of Witness                      --------------------------------------
                                          Signature of Attorney



THE COMMON SEAL of INTERSTAR SECURITIES (AUSTRALIA) PTY LTD is fixed to this document in accordance with its constitution in the presence of



                                  <---                                      <---

-----------------------------------   ------------------------------------------
Signature of director                 Signature of director/company secretary
                                      (Please delete as applicable)


-----------------------------------   ------------------------------------------
Name of director (print)              Name of director/company secretary (print)


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                                             Backup Servicer Agreement | page 14

THE COMMON SEAL of ZURICH CAPITAL MARKETS AUSTRALIA STRUCTURED FINANCE PTY LTD is duly affixed and witnessed by


                                  <---                                      <---

-----------------------------------   ------------------------------------------
Signature of director                 Signature of director/company secretary
                                      (Please delete as applicable)


-----------------------------------   ------------------------------------------
Full name (print)                     Full name (print)


-----------------------------------   ------------------------------------------
Usual address (print)                 Usual address (print)





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                                             Backup Servicer Agreement | page 15